SUMMARY
PROSPECTUS

February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund
(formerly, Cboe Vest US Large Cap 20% Buffer Strategies Fund)

Class A Shares (ENGAX)

Class C Shares (ENGCX)

Investor Class Shares (ENGLX)

Institutional Class Shares (ENGIX)

Class Y Shares (ENGYX)

Class R Shares (ENGRX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.vestfin.com/mutual-funds. You may also obtain this information at no cost by calling toll-free at 855-505-VEST (8378). The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2025, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this summary prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

Investment Objective

The Vest US Large Cap 20% Buffer Strategies Fund (the “US Large Cap 20% Buffer Fund” or, solely for this Fund Summary, the “Fund”) seeks to provide investors with capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” and in the section “Distribution” in the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Investor Class	Institutional Class	Class Y	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None	None	None	None	None
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 30 days or less)	2.00%	2.00%	2.00%	None	None	None
Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Investor Class	Institutional Class	Class Y	Class R
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) and Service Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.84%	0.34%	0.30%	0.32%	0.31%	0.20%	(1)
Shareholder Services Plan	0.13%	0.14%	0.18%	0.10%	None	None
Total Annual Fund Operating Expenses	1.97%	2.23%	1.48%	1.17%	1.06%	0.95%
Fee Waivers and/or Expense Reimbursements(2)	-0.77%	-0.28%	-0.28%	-0.22%	-0.36%	-0.46%
Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(2)	1.20%	1.95%	1.20%	0.95%	0.70%	0.49%

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

(1) Other Expenses are estimated for the first full year of operations and are based on the actual expenses for the Fund’s Class Y Shares. It is anticipated that the Fund’s Class R Shares will experience substantially similar expenses as the Fund’s Class Y Shares. The reduction in the estimated Other expenses for Class R Shares compared to Class Y Shares’ actual expenses is based primarily on estimated lower transfer agent fees to service the Fund’s Class R Shares.

(2)Vest Financial LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 0.95% of the daily net assets of each class of shares of the Fund offered in this prospectus, except for the Class Y shares and Class R shares where the Adviser has agreed to limit the total expenses to 0.70% and 0.49%, respectively. The Adviser may not terminate this expense limitation agreement prior to February 28, 2026. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust’s Board of Trustees and the Adviser may terminate this expense limitation agreement prior to February 28, 2026 only by mutual written consent.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$690	$1,087	$1,509	$2,680
Class C	$198	$670	$1,169	$2,543
Investor Class	$122	$440	$781	$1,744
Institutional Class	$97	$350	$622	$1,401
Class Y	$72	$301	$550	$1,262
Class R	$50	$257	$481	$1,124

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the Fund’s most recent fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 24.41%.

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

Principal Investment Strategies

The Fund aims to achieve its objective by seeking to capture returns, up to a maximum gain, generated by U.S. large cap equity markets in rising markets, while seeking to cushion against losses in declining markets (i.e., a “buffer”). The Fund seeks to accomplish its goals by investing in a portfolio of options-based buffered investment strategies.

The Fund attempts to achieve its investment objective through the construction of twelve laddered portfolios of 20% buffer strategies (each a “20% Buffer Strategy”) that invest in exchange-traded FLexible EXchange® Options (“FLEX Options”) linked to a US large-cap equity index (the “Index”), such as the S&P 500 Index, or to an exchange traded fund (an “ETF”) that tracks the Index. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets (the “80% Test”) in a portfolio, or other investment companies that hold a portfolio, of FLEX Options linked to the Index and that are designed to replicate the returns of the twelve 20% Buffer Strategies. Each 20% Buffer Strategy seeks to provide investors with returns (before fees, expenses and taxes) that match the price return of the Index, up to a predetermined upside cap, while providing a buffer against the first 20% (before fees, expenses and taxes) of Index losses, over a defined one-year period. FLEX Options are customizable exchange-traded option contracts. For purposes of determining compliance with the Fund’s 80% Test, the Fund will only purchase FLEX Options on an Index, such as the S&P 500 index, that is considered to measure the large cap universe of issuers in the United States. For purposes of calculating the valuing the FLEX Options position and assessing compliance with the 80% Test, the Fund will consider the market value of its FLEX Options positions.

The term “laddered portfolio” refers to the Fund’s portfolio being effectively divided into twelve segments (each referred to herein as a tranche), and each tranche being invested in options that have expiration dates which occur on a rolling, or periodic, basis. The Fund’s “laddered” approach means that, at any given time, the Fund will generally hold one 20% Buffer Strategy that will reset its cap and refresh its buffer (see discussion below) within one month, a second 20% Buffer Strategy that will reset its cap and refresh its buffer within two months, a third 20% Buffer Strategy that will reset its cap and refresh its buffer within three months, etc., up to and including twelve months. The rolling or “laddered” nature of the investments in the 20% Buffer Strategies creates diversification of investment time period compared to the risk of buying or selling any one 20% Buffer Strategy at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the buffer of a single 20% Buffer Strategy due to the timing of investment in such 20% Buffer Strategy and the relative price of the Index.

The Fund constructs each monthly tranche of a 20% Buffer Strategy with FLEX Options that will be held for an approximate period of one year. Each month, a previously purchased tranche’s options will generally expire, be exercised or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately one year. In other words, at any given time, the Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months.

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

Each monthly tranche of a 20% Buffer Strategy that is constructed within the Fund’s portfolio seeks to provide returns or losses before all estimated fees and expenses based on the price performance of the Index (which does not include the dividends paid by the companies in the Index) from the third Wednesday of the month to which the tranche belongs to the third Wednesday of the same month the following year (the “tranche holding period”) subject to the following conditions:

•If the price of the Index or ETF appreciates over the tranche holding period, the tranche seeks to provide a total return that increases by the percentage increase of the price of the Index or ETF, up to a maximum return that is determined at the start of the tranche holding period (the “Capped Return”).

•If the price of the Index or ETF decreases over the tranche holding period by 20% or less (the “Buffer Amount”), the tranche seeks to provide a total return of zero.

•If the price of the Index or ETF decreases over the tranche holding period by more than 20%, the tranche seeks to provide a total return loss that is 20% less than the percentage decrease in the price of the Index or ETF with a maximum loss of approximately 80%.

Each 20% Buffer Strategy has been specifically designed to produce the outcomes based upon the Index’s returns over the duration of the Tranche Holding Period. Each 20% Buffer Strategy is designed to deliver returns that match the price return of the Index, subject to the cap and buffer, if the strategy was entered into on the day on which the 20% Buffer Strategy enters the FLEX Options (i.e., the first day of a Tranche Holding Period) and held until those FLEX Options expire at the end of the Tranche Holding Period. At the end of each Tranche Holding Period, the FLEX Options for that tranche are generally sold or expire, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year. This means that approximately every 30 days, one of the 20% Buffer Strategies will undergo a “reset” of its cap and a refresh of its buffer. At any given time, the Fund will generally hold one 20% Buffer Strategy with FLEX Options expiring within one month, a second 20% Buffer Strategy with FLEX Options expiring within two months, a third 20% Buffer Strategy with FLEX Options expiring within three months, etc., up to and including twelve months. The rolling or “laddered” nature of the investments in the 20% Buffer Strategies creates diversification of investment time-period and market level (meaning the level of Index at any given time) compared to the risk of acquiring or disposing of any one 20% Buffer Strategy at any one time. Because the Fund will increase its position in the 20% Buffer Strategies in connection with inflows of assets into the Fund and during any rebalance, the Fund may enter the 20% Buffer Strategies on days other than the first day of the Tranche Holding Period. Likewise, the Fund will exit some of its position in the 20% Buffer Strategies in connection with outflows of assets from the Fund and during any rebalance, and such disposals typically will not occur on the last day of a Tranche Holding Period. As a result, the value of the Fund’s investment in the 20% Buffer Strategies may not be buffered against a specific level of decline in the value of the Index and may not participate in a gain in the value of the Index up to a specific

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

level of cap for the Fund’s investment period. At times during the Tranche Holding Period, the value of the securities in the Fund could vary because of related factors other than the level of the Index. Certain related factors are interest rates, implied volatility levels of the Index and securities comprising the Index, and implied dividend levels of the Index and securities comprising the Index. As a result, the Fund may experience investment returns that are very different from those that a single 20% Buffer Strategy seeks to provide.

The Fund will construct a non-diversified portfolio that may include exchange-traded FLEX Options that reference the Index or ETFs and / or other investment companies that hold exchange-traded FLEX Options that reference the Index or ETFs. Specifically, each tranche may consist of purchased call FLEX Options (i.e., options that give the Fund the right to receive the price of the Index or buy the ETF), written put FLEX Options (i.e., options that obligate the Fund to receive the price of the Index or buy the ETF), purchased put FLEX Options (i.e., options that give the Fund the right to pay the price of the Index or sell the ETF), and written call FLEX Options (i.e., options that obligate the Fund to pay the price of the Index or sell the ETF). Each monthly tranche is designed to provide partial protection from market downturns at the expense of limiting gains when the market is strongly positive.

Option contracts on an index give one party the right to receive or deliver the cash value of the particular index or ETF, and another party the obligation to receive or deliver the cash value of that index. Option contracts on an individual security such as an ETF give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security. Many options are exchange-traded and are available to investors with set or defined contract terms. The Fund will use FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter (“OTC”) options positions.

For any given tranche, the FLEX Options do not protect against declines of over 20% and investors will bear a loss that is 20% less than the percentage loss on the Index or ETF. Further, while each monthly tranche of the Fund seeks to limit losses from declines up to 20% of the Index or ETF on an annualized basis, there is no guarantee that it will do so. The FLEX Options also are intended to allow each monthly tranche of the Fund to participate in gains in the Index or ETF up to a maximum cap. Thus, even if the Index or ETF gains exceed that maximum cap, the gains in each monthly tranche of the Fund will be capped. The Fund expects that its assets will generally be invested evenly across the monthly tranches. As a result, portions of the Fund’s investments will have different levels of protection against declines in the Index or ETF and different levels of capped gains from gains in the Index or ETF. This creates diversification of market

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

levels, protection levels and capped levels on a monthly basis compared to the risk of investing only in a single monthly tranche with the market level, protection level and capped level fixed for approximately one year.

The Fund’s strategy is designed so that any amount owed by the Fund on FLEX Options written by the Fund (“Written Options”) will be covered by payouts at the expiration of the FLEX Options purchased by the Fund (“Purchased Options”). The Fund receives premiums in exchange for the Written Options and pays premiums in exchange for the Purchased Options. Because amounts owed on the Written Options will be covered by payouts at the expiration of the Purchased Options, the Fund will not be in a net obligation position from the use of FLEX Options.

From time to time, the Fund may hold a portion of its assets in cash or invest them in liquid, short-term investments, including U.S. government obligations, certificates of deposit, commercial paper, other investment companies, money market instruments or other securities to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The positive or negative return of each monthly tranche is subject to a capped upside and partial downside protection. The target returns or loss for an investment in each monthly tranche is based on an assumption of holding the investment for one year, the price performance of the Index, and the maximum capped return. Because each monthly tranche’s return will be capped, the return of the Fund with respect to any particular tranche may be less than the performance of the Index.

The Fund’s investment strategy is not designed to achieve a specific outcome over a specific holding period. The Fund invests in a portfolio of 20% Buffer Strategies. Each 20% Buffer Strategy is designed to deliver returns that match the price return of the Index, subject to the cap and buffer, if the strategy was entered into on the day on which the 20% Buffer Strategy enters the FLEX Options (i.e., the first day of a Tranche Holding Period) and held until those FLEX Options expire at the end of the Tranche Holding Period. Because the Fund will increase its position in the 20% Buffer Strategies in connection with inflows of assets into the Fund and during any rebalance, the Fund may enter the 20% Buffer Strategies on days other than the first day of the Tranche Holding Period. Likewise, the Fund will exit some of its position in the 20% Buffer Strategies in connection with outflows of assets from the Fund and during any rebalance, and such disposals typically will not occur on the last day of a Tranche Holding Period. As a result, the value of the Fund’s

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

investment in the 20% Buffer Strategies may not be buffered against a specific level of decline in the value of the Index and may not participate in a gain in the value of the Index up to a specific level of cap for the Fund’s investment period. At times during the Tranche Holding Period, the value of the securities in the Fund could vary because of related factors other than the price of the Index. Certain related factors are interest rates, implied volatility levels of the Index and securities comprising the Index, and implied dividend levels of the Index and securities comprising the Index.

Derivative Securities Risk. The Fund may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

FLEX Options Risk. The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. FLEX Options are also subject to the Derivative Securities Risk described above.

FLEX Options Valuation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as the Index or ETF (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Index or ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Index or ETF and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, Index or ETF changes, and other market factors, may change rapidly over time. Options may expire unexercised, causing the Fund to lose the premium paid for the options. The Fund could experience a loss if securities underlying the options do not perform as anticipated. There may be an imperfect correlation between the prices of options and movements in the price of the securities or stock indexes on which the options are based.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index or an ETF, it may be subject to the risks associated with changes in that index or ETF.

Equity Risk. The Fund seeks to provide an investor exposure to the equity securities markets. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates.

Risks of Investing in Other Investment Companies. The Fund will incur higher and duplicative expenses when it invests in mutual funds and ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of such funds and ETFs. When the Fund invests in a mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the funds or index on which the ETF or index mutual fund or other vehicle is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs, mutual funds and other vehicles incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of these investment vehicles, in addition to Fund expenses. Because the Fund is not required to hold shares of mutual funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the funds. ETFs are subject to additional risks such as the fact that the market price of an ETF’s shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the other investment companies in which it invests. The Investment Company Act of 1940 and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company it may purchase to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Non-Diversification Risk. The Fund is non-diversified. The performance of a non-diversified fund may be more volatile than the performance of a diversified fund.

Market Risk. The value of your investment may fall over time because the Fund is subject to market risk. Because stock prices and the prices of the FLEX Options tend to fluctuate, the value of your investment in the Fund may increase or decrease. The shares of the Fund at any point in time may be worth less than the original investment.

Leveraging Risk. The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses.

The Fund is subject to performance and equity risk related to the US large cap equities. Options’ payments at expiration are based on the price performance of the US large cap equity market or an ETF that tracks such market. The FLEX Options represent indirect positions in the US large cap equity market and are subject to changes in value as the price of the US large cap equity market or ETF rises or falls. The value of the FLEX Options may be adversely affected by various factors affecting the US large cap equity market and/or ETF. The settlement value of the FLEX Options is based on the Index or an ETF on the option expiration date only, and will be substantially determined by market conditions as of such time. The Index or ETF is designed to replicate the performance of the US large cap equity market. The value of the Index or ETF will fluctuate over time based on fluctuations in the value of the stocks comprising the Index or ETF which may be impacted by changes in general economic conditions, expectations for future economic growth and corporate profits, interest rates and the supply and demand for stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

Risk of Loss. The Fund does not provide principal protection and you may not receive a return of the capital you invest.

The value of the written options has a negative impact on the value of your investment. The Written Options create an obligation to make a payment in contrast to the Purchased Options which create the potential for receipt of a payment. As the value of the Written Options increases, it has a negative impact on the value of your shares in the Fund.

ETF Risk. The Fund may invest in FLEX Options that reference an ETF or may invest in shares of an ETF that seeks to track the S&P 500® Index. The risks of investment in such options typically reflect the risks of types of instruments in which the ETF invests. The value of an ETF is subject to change as the values of the component securities of the index that the ETF seeks to track fluctuate. An ETF that seeks to track the S&P 500® Index may not exactly match the performance of the S&P 500® Index due to cash drag, differences

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Vest US Large Cap 20% Buffer Strategies Fund

between the portfolio of the ETF and the components of the S&P 500® Index, expenses and other factors. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code and disposition of such options will likely result in a mix of short-term and long-term capital gains or losses. The ETF is not actively managed and attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the ETF will hold constituent securities of the S&P 500® Index regardless of the current or projected performance of a specific security or particular industry or market sector, which could impact the unit price of the ETF, the FLEX Options and the Fund. The ETF may engage in securities lending. Securities lending involves the risk that the ETF may lose money because the borrower of the ETF’s loaned securities fails to return the securities in a timely manner or at all. Shares of ETFs may trade at a discount or premium from their NAV.

The value of the FLEX Options may change with the implied volatility of the Index or ETF and the securities comprising the Index or the ETF. No one can predict whether implied volatility will rise or fall in the future.

The value of the Fund does not appreciate due to dividend payments paid by the companies in the Index or the ETF. The Fund seeks to provide target returns referencing the price performance of the Index or an ETF, which does not include returns from dividends paid by the companies in the Index or an ETF.

The values of the FLEX Options do not increase or decrease at the same rate as the Index. The FLEX Options are all European style options, which means that they will be exercisable at the strike price only on the option expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Although they generally move in the same direction, the value of the FLEX Options does not increase or decrease at the same rate as the Index or ETF or their underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Index or the ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Index or ETF and the remaining time to expiration, all of which will cause the Fund’s NAV to fluctuate.

Credit Risk. Credit risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations.

Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to sell a FLEX Option.

No one can guarantee that a liquid secondary trading market will exist for the FLEX Options. Trading in the FLEX Options may be less deep and liquid than certain other securities. FLEX Options may be less liquid than certain non-customized options. The Fund expects that it will not invest more than 10% of its net assets in illiquid securities. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to

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Vest US Large Cap 20% Buffer Strategies Fund

complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and your investment.

Under certain circumstances, current market prices may not be available with respect to the FLEX Options. Under those circumstances, the value of the FLEX Options will require more reliance on the Adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value received or paid for shares of the Fund.

Portfolio Turnover Risk. The Fund’s strategy will frequently involve buying and selling FLEX Options linked to the Index. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. High portfolio turnover, which will not be reflected as operational costs of the Fund, may cause the Fund’s performance to be less than you expect.

Management Risk. The skill and judgment of the Adviser in selecting investments will play a significant role in the Fund’s ability to achieve its investment objective. In managing the Fund’s investment portfolio, the Adviser and portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Large Shareholders and Redemptions Risk. The Fund may be adversely affected when a large shareholder purchases or redeems a large amount of shares relative to the size of the Fund, which can occur at any time. Large shareholder transactions can cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. A smaller fund can be more adversely affected by large purchases or redemptions.

Tax Risk. The Fund expects to comply with the requirements of the Code so that it will be taxed as a RIC; however, the U.S. federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle rules”, and various loss limitation provisions of the Code.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Institutional Class shares from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The calendar year returns of the Investor Class, Class A, Class C, Class Y and Class R shares will differ from those of the Institutional Class due to different expense structures. Class R shares have not operated for a full calendar year and therefore have no calendar year performance history. For periods prior to March 1, 2022, the Fund pursued a different investment objective and was named the Cboe Vest S&P 500® Enhanced Growth Strategy Fund.

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

Updated performance information is available at www.vestfin.com/mutual-funds or by calling the Fund toll-free at 855-505-VEST (8378).

VEST US LARGE CAP 20% BUFFER STRATEGIES FUND
(INSTITUTIONAL CLASS)
CALENDAR YEAR TOTAL RETURNS
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
19.17%
-7.00%
30.72%
13.66%
15.72%
-7.10%
13.87%
10.48%
2017
2018
2019
2020
2021
2022
2023
2024

During the periods shown, the highest quarterly return was 21.69% (quarter ended June 30, 2020) and the lowest quarterly return was -20.17% (quarter ended March 31, 2020).

Average Annual Returns for The Period Ended December 31, 2024

The table below shows how average annual total returns of the Fund’s shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Shares. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After tax returns for the Class A, Class C, Investor Class, Class Y and Class R shares will differ from those of the Institutional shares as the expenses of those classes differ. Class R shares have not operated for a full calendar year and therefore have no calendar year performance history. For periods prior to March 1, 2022, the Fund pursued a different investment objective and was named the Cboe Vest S&P 500® Enhanced Growth Strategy Fund.

Institutional Shares	1 Year	5 Years	Since Inception (12/21/2016)
Return Before Taxes	10.48%	8.98%	10.36%
Return After Taxes on Distributions	10.48%	5.69%	7.65%
Return After Taxes on Distributions and Sale of Fund Shares	6.21%	6.63%	7.78%

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

Class A Shares	1 Year	5 Years	Since Inception (01/31/2017)
Return Before Taxes with Maximum Sales Load of 5.75%	3.84%	7.21%	9.02%

Class C Shares	1 Year	5 Years	Since Inception (07/24/2018)
Return Before Taxes	9.38%	7.77%	8.11%

Investor Shares	1 Year	5 Years	Since Inception (01/31/2017)
Return Before Taxes	10.22%	9.38%	10.43%

Class Y Shares	1 Year	5 Years	Since Inception (07/24/2018)
Return Before Taxes	10.66%	9.21%	9.55%

	1 Year	5 Years	Since Inception (12/21/2016)
S&P 500® Index	26.29%	15.69%	13.18%
MerQube US 20% Buffer Laddered Index	15.75%	7.86%	7.73%

Investment Adviser

Vest Financial LLC is the investment adviser to the Fund.

Portfolio Managers

Karan Sood, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception in December 2016.

Trevor Lack, Managing Director of the Adviser, has served as a portfolio manager to the Fund since February 2025.

SUMMARY Prospectus | February 28, 2025

Vest US Large Cap 20% Buffer Strategies Fund

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (addressed to the Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by calling the Fund’s toll free at 855-505-VEST (8378). Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into a Fund is $1,000 for Class A shares, Class C shares, and Investor Class shares, $100,000 for Institutional Class shares, and $10,000,000 for Class Y shares. There is no minimum initial or subsequent investment amount for Class R Shares. Subsequent investments must be in amounts of $100 or more for Class A shares, Class C shares, Investor Class shares, Institutional Class and Class Y shares. Class R Shares are only offered to participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code where the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services to the plan.

Tax Information

The Fund’s distributions generally will be subject to U.S. federal income tax and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA in which case withdrawals will be taxed. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.